IMPORTANT NOTICE

February 6, 2017

Dear Valued Shareholder,

The Board of Tortoise North American Pipeline Fund has sent you detailed information regarding the upcoming special meeting to ask for your vote on important proposals affecting your Fund. The special meeting is scheduled to be held on March 14, 2017.

Please help us by casting your important proxy vote today.

The purpose of the Meeting is to seek your approval of an Agreement and Plan of Reorganization for the Tortoise North American Pipeline Fund (the”Fund”) to move from a series of Montage Managers Trust to a series of Managed Portfolio Series.   The investment objective, strategies and policies of the Fund are not changing. The Fund will continue to be managed by the Adviser and have the same portfolio manager.

The details of the special meeting are described in the proxy statement that has been sent to all shareholders.  That document can be found at proxyonline.com/docs/tortoise2017.pdf.  If you have any proxy related questions, please call 1-888-280-6942 for assistance. Representatives are available between the hours of 9 a.m. and 10 p.m. Eastern Time.  Please cast your vote using one of the methods below.

1.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

2.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

Thank you for your time and your support of your Tortoise North American Pipeline Fund.  Please help us by taking a moment to cast a vote for your shares today.

Sincerely,

Gary Henson
President
Montage Managers Trust

Tortoise North American Pipeline Fund a series of Montage Managers Trust
11300 Tomahawk Creek Parkway, Suite 200, Leawood, Kansas 66211
OBO

IMPORTANT NOTICE

February 6, 2017

Dear Valued Shareholder,

The Board of Tortoise North American Pipeline Fund has sent you detailed information regarding the upcoming special meeting to ask for your vote on important proposals affecting your Fund. The special meeting is scheduled to be held on March 14, 2017.

Please help us by casting your important proxy vote today.

The purpose of the Meeting is to seek your approval of an Agreement and Plan of Reorganization for the Tortoise North American Pipeline Fund (the”Fund”) to move from a series of Montage Managers Trust to a series of Managed Portfolio Series.   The investment objective, strategies and policies of the Fund are not changing. The Fund will continue to be managed by the Adviser and have the same portfolio manager.

The details of the special meeting are described in the proxy statement that has been sent to all shareholders.  That document can be found at proxyonline.com/docs/tortoise2017.pdf.  If you have any proxy related questions, or would like to cast your proxy vote by phone, please call 1-888-280-6942 for assistance. Representatives are available between the hours of 9 a.m. and 10 p.m. Eastern Time.  Please cast your vote using one of the methods below.

1.
Vote by Phone. Call one of our proxy specialists toll-free at 1-888-280-6942, Monday through Friday, from 9 a.m. to 10 p.m. Eastern Time. You will need the control number, which can be found on your proxy card(s) enclosed with this letter.

2.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

3.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

4.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

Thank you for your time and your support of your Tortoise North American Pipeline Fund.  Please help us by taking a moment to cast a vote for your shares today.

Sincerely,

Gary Henson
President
Montage Managers Trust

Tortoise North American Pipeline Fund a series of Montage Managers Trust
11300 Tomahawk Creek Parkway, Suite 200, Leawood, Kansas 66211
NOBO